UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2021

SIGMA LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SGLB	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock, par value $0.001 per share	SGLBW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On March 25, 2021, Sigma Labs, Inc. (“we,” “our,” “us,” or the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers named therein (the “Purchasers”), pursuant to which the Company agreed to issue and sell, in a registered direct offering 2,190,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a purchase price of $4.445 per share, (the “Registered Offering”).

The Purchase Agreement contained customary representations and warranties and agreements of the Company and the Purchasers and customary indemnification rights and obligations of the parties. Pursuant to the Purchase Agreement, the Company agreed to certain restrictions on the issuance and sale of its Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) during the 60-day period following the closing of the Registered Offering. Pursuant to the Purchase Agreement, the Purchasers severally agreed to vote their Shares in favor of any resolution presented to the stockholders of the Company for the purpose of obtaining approval of an increase in the authorized shares of the Company’s Common Stock from 12,000,000 to 24,000,000 shares (“Stockholder Approval”).

The offering of the Shares was made pursuant to the Company’s registration statement on Form S-3 (File No. 333-225377), which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 14, 2018, under the Securities Act of 1933, as amended (the “Securities Act”), and the prospectus dated June 14, 2018, included in such registration statement, as supplemented by the final prospectus supplement dated March 26, 2021.

In a concurrent private placement (the “Private Placement” and together with the Registered Offering, the “Offerings”) under the Purchase Agreement, the Company issued to the Purchasers warrants to purchase an aggregate of 2,190,000 shares of Common Stock at an exercise price of $4.32 per share. Each Warrant will be exercisable commencing on the date the Company obtains Stockholder Approval and will expire two years after the initial exercise date.

A holder (together with its affiliates) will not be able to exercise any portion of the Warrant to the extent that the holder would own more than 4.99% (or, at the holder’s option upon issuance, 9.99%) of the Company’s outstanding Common Stock immediately after exercise. However, upon at least 61 days’ prior notice from the holder to the Company, a holder with a 4.99% ownership blocker may increase the amount of ownership of outstanding Common Stock after exercising the holder’s Warrant up to 9.99% of the number of the Company’s Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrant. Pursuant to the terms of the Purchase Agreement, the Company agreed to use commercially reasonable efforts to cause a registration statement (the “Registration Statement”) providing for the resale by holders of shares of its Common Stock issuable upon the exercise of the Warrants, to become effective within 70 days following the date of Stockholder Approval and to keep such registration statement effective until no Purchaser owns any Warrants or shares issuable upon exercise of the Warrants.

The Offerings closed on March 26, 2021. The Company received gross proceeds of $9,734,550 in connection with the Offerings before deducting placement agent fees and related offering expenses.

Pursuant to a letter agreement, dated January 4, 2021, as amended on March 22, 2021 (the “Engagement Letter”), the Company engaged H.C. Wainwright & Co., LLC (the “Placement Agent”) as placement agent in connection with the Offerings. The Company agreed to pay to the Placement Agent a cash fee of 7.5% and a management fee of 1.0% of the aggregate gross proceeds raised in the Offerings, up to $75,000 for the fees and expenses of the Placement Agent’s legal counsel and other out-of-pocket expenses of the Placement Agent and $12,900 for the Placement Agent’s clearing expenses. Pursuant to the Engagement Letter, the Company also issued to designees of the Placement Agent warrants to purchase up to 175,200 shares of Common Stock (the “Placement Agent Warrants”) constituting 8% of the aggregate number of shares of Common Stock sold in the Registered Offering, The Placement Agent Warrants have substantially the same terms as the Warrants, except that the Placement Agent Warrants have an exercise price equal to 125% of the offering price per share (or $5.55625 per share). Upon any exercise of the Warrants for cash, we have also agreed to pay the Placement Agent a cash fee equal to 7.5%, a management fee equal to 1.0% of the aggregate gross proceeds from the exercise of the Warrants, and to issue to the Placement Agent warrants to purchase 8.0% of the number of shares of our Common Stock issued upon the cash exercise of the Warrants. Pursuant to the terms of the Engagement Letter, the Placement Agent has the right of first refusal, for a period of twelve months following the closing of the Offerings, to act as the sole book-running manager or underwriter or placement agent, as applicable, in connection with certain debt and equity financing transactions by the Company. The Company has also agreed to pay the Placement Agent a tail fee equal to the cash and warrant compensation in the Offerings if any investor who was brought over the wall by the Placement Agent during the term of its engagement provides the Company with capital in any public or private offering or other financing during the 12-month period following the earlier of consummation of the Offerings or the expiration of the term of the Engagement Letter.

The foregoing summaries of the Purchase Agreement, the Warrants and the Placement Agent Warrants do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference. A copy of the opinion of TroyGould PC relating to the legality of the issuance and sale of the Shares in the Registered Offering is attached as Exhibit 5.1 hereto.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Warrants and the Placement Agent Warrants is incorporated herein by reference.

The Warrants and the Placement Agent Warrants are not being registered, and the shares of our Common Stock issuable upon the exercise of the Placement Agent Warrants and, subject to the Registration Statement, the shares of our Common Stock issuable upon exercise of the Warrants (collectively, the “Securities”) will not be registered, under the Securities Act or any state securities laws. The Securities were or will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder.

Item 8.01	Other Events.

On March 25, 2021, the Company issued a press release announcing the Offerings. A copy of this press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

On March 26, 2021, the Company issued a press release announcing the closing of the Offerings. A copy of this press release is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Number	Description

4.1	Form of Warrant

4.2	Form of Placement Agent Warrant

5.1	Opinion of TroyGould PC

10.1	Form of Securities Purchase Agreement

23.1	Consent of TroyGould PC (included in the Opinion of TroyGould PC filed as Exhibit 5.1)

99.1	Press Release issued March 25, 2021

99.2	Press Release issued March 26, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 30, 2021	SIGMA LABS, INC.

		By:	/s/ Mark Ruport
		Name:	Mark Ruport
		Title:	President and Chief Executive Officer